Smith Barney Adjustable Rate Government Income Fund
Smith Barney Funds, Inc.
Smith Barney Money Funds, Inc.
Smith Barney Muni Funds
Smith Barney Municipal Money Market Fund, Inc.


Supplement dated December 9, 1996 to Prospectuses*


The following information supplements, and should be read in conjunction with, the disclosure found in the prospectus of each of the funds listed above (each, a "Fund") under "Prospectus Summary - The Fund's Expenses":

Class A shares of the Fund purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

___________________
* Prospectuses dated:

Smith Barney Adjustable Rate Government Income Fund		September 30, 1996
Smith Barney Funds, Inc.
	Short-Term U.S. Treasury Securities Portfolio		April 1, 1996
Smith Barney Money Funds, Inc.					February 16, 1996
Smith Barney Muni Funds
	New York Money Market Portfolio				July 1, 1996
	California Money Market Portfolio				July 1, 1996
Smith Barney Municipal Money Market Fund, Inc.			July 1, 1996